                          DAL-TILE INTERNATIONAL INC.

                                ----------------

                                                                  March 31, 1999

Dear Stockholder:

    You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Dal-Tile International Inc. to be held on Thursday, April 29, 1999, at 10:00 a.m., local time, at The Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201.

    The Secretary's formal notice of the meeting and the Proxy Statement which appear on the following pages will describe the matters to be acted upon at the meeting.

    We hope that you will be able to attend the meeting in person. However, whether or not you plan to be present, please complete, sign, date and return your proxy as soon as possible so that your vote will be counted.

                                          Sincerely yours,

                                          /s/ Jacques R. Sardas

                                          Jacques R. Sardas

                                          PRESIDENT, CHIEF EXECUTIVE OFFICER
                                          AND CHAIRMAN OF THE BOARD

                          DAL-TILE INTERNATIONAL INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

    The 1999 Annual Meeting of Stockholders of Dal-Tile International Inc., a Delaware corporation (the "Company"), will be held at The Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201, on Thursday, April 29, 1999, at 10:00 a.m., local time, for the following purposes:

        1. To elect eight directors for terms ending at the 2000 Annual Meeting of Stockholders;

        2. To amend the Company's 1997 Amended and Restated Stock Option Plan to increase the number of shares reserved for issuance pursuant thereto;

        3.  To approve the Company's 1999 Employee Stock Purchase Plan;

        4. To ratify the appointment by the Board of Directors of Ernst & Young LLP, independent public accountants, as independent auditors for the Company for the fiscal year ending December 31, 1999; and

        5. To transact such other business as may properly come before the meeting.

    Stockholders of record as of the close of business on March 1, 1999 will be entitled to vote at the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE MEETING.

                                          By order of the Board of Directors,

                                          /s/ Mark A. Solls

                                          Mark A. Solls
                                          SECRETARY

March 31, 1999

                          DAL-TILE INTERNATIONAL INC.
                             7834 C.F. HAWN FREEWAY
                              DALLAS, TEXAS 75217

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 1999

                            ------------------------

    This proxy statement is furnished to stockholders of Dal-Tile International Inc., a Delaware corporation (the "Company" or "Dal-Tile"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on Thursday, April 29, 1999, at The Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201, and any adjournments thereof.

    Stockholders of record as of the close of business on March 1, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 53,577,946 shares of common stock, par value $.01 per share ("Common Stock"), each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended January 1, 1999 are being mailed on or about March 31, 1999 to each stockholder entitled to vote at the Annual Meeting.

                        VOTING AND REVOCATION OF PROXIES

VOTING

    If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, signed proxies will be voted (a) FOR the election of each person nominated for election as a director, (b) FOR the approval of the amendment to the Company's 1997 Amended and Restated Stock Option Plan, (c) FOR the approval of the Company's 1999 Employee Stock Purchase Plan, and (d) FOR the ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.

    The holders of a majority in number of the total outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting and entitled to vote in the election will be required for the election of directors and the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting, including (i) the approval of the amendment to the Company's 1997 Amended and Restated Stock Option Plan, (ii) the approval of the Company's 1999 Employee Stock Purchase Plan, and (iii) the ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company. An automated system administered by the Company's transfer agent will tabulate the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. Accordingly, with respect to the election of directors, abstentions and broker non-votes will have no effect on the outcome. For purposes of determining whether the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, with respect to any matter other than the election of directors, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

REVOCATION

    A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

                             ELECTION OF DIRECTORS

    The Board of Directors currently consists of eight directors, with two vacancies. Eight directors are nominated to be elected at the Annual Meeting to hold office as directors until the 2000 Annual Meeting of Stockholders of the Company or until their respective successors have been duly elected and qualified. Unless otherwise directed, signed proxies in the accompanying form will be voted FOR the nominees listed below. All nominees have consented to be named and to serve if elected. If any one or more of the nominees is unable to serve or for good cause will not serve, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. Each nominee will be elected if he receives the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock at the Annual Meeting.

    The Board of Directors proposes the election of the following nominees for a term of one year. All of the nominees are presently directors of the Company. Set forth below for each nominee are his name and age, all positions and offices with the Company that he holds, if any, his principal occupations during at least the last five years and any additional directorships in publicly held companies or registered investment companies.

NAME                                             AGE               POSITION OR OFFICE HELD
-------------------------------------------      ---      ------------------------------------------
Jacques R. Sardas..........................          68   Chairman of the Board, President and Chief
                                                            Executive Officer
Douglas D. Danforth........................          76   Director
John F. Fiedler............................          60   Director
John M. Goldsmith..........................          35   Director
Vincent A. Mai.............................          58   Director
Charles J. Pilliod, Jr.....................          80   Director
Henry F. Skelsey...........................          40   Director
Norman E. Wells, Jr........................          50   Director

    JACQUES R. SARDAS, President, Chief Executive Officer and Chairman of the Board of Directors-- Mr. Sardas has been President and Chief Executive Officer of the Company since July 1997 and Chairman of the Board of Directors since September 1997. Prior to joining the Company, Mr. Sardas was Chairman and Chief Executive Officer of Sudbury, Inc. from 1992 to 1997. Prior to that, he spent 34 years at Goodyear Tire and Rubber Company, concluding as President of Goodyear Worldwide Tire.

    DOUGLAS D. DANFORTH, Director--Mr. Danforth has been a Director of the Company since February 1997. He was Chairman and Chief Executive Officer of Westinghouse Corporation from December 1983 to December 1987. Mr. Danforth is also a director of Sola International Inc. and of Atlantic Express Transportation Corporation.

    JOHN F. FIEDLER, Director--Mr. Fiedler has been a Director of the Company since July 1998. He is Chairman and Chief Executive Officer of Borg-Warner Automotive, Inc. Prior to joining Borg-Warner in June of 1994, he was Executive Vice President of The Goodyear Tire & Rubber Company where he was responsible for North American Tires. Mr. Fiedler's 29 year career with Goodyear included numerous sales, marketing and manufacturing positions in the U.S. and Far East.

    JOHN M. GOLDSMITH, Director--Mr. Goldsmith has been a Director of the Company since April 1996. Mr. Goldsmith is a Managing Director of AEA Investors Inc. ("AEA Investors") (the managing member of DTI Investors LLC ("DTI Investors"), a beneficial owner of Common Stock), and has been associated with AEA Investors since 1989. Previously, he was a member of the Financial Services practice of Ernst & Young LLP, an independent accounting firm.

    VINCENT A. MAI, Director--Mr. Mai has been a Director of the Company since October 1989. Mr. Mai has been a Director and Chief Executive Officer of AEA Investors since April 1989 and Chairman of the Board of Directors of AEA Investors since January 1998. He also served as President of AEA Investors from April 1989 until December 1998. AEA Investors is the managing member of DTI Investors, a beneficial owner of Common Stock. For the preceding 15 years, he was a Managing Director of Lehman Brothers Inc., an investment banking firm. Mr. Mai is also a director of Fannie Mae.

    CHARLES J. PILLIOD, JR., Director--Mr. Pilliod has been a Director of the Company since March 1990 and served as Chairman of the Board of Directors from October 1993 through September 1997. From October 1993 through April 1994, Mr. Pilliod also served as President and Chief Executive Officer of the Company. Mr. Pilliod served as U.S. Ambassador to Mexico from 1986 to 1989. Prior to that, he was the Chairman and Chief Executive Officer of Goodyear Tire & Rubber Company. Mr. Pilliod is also a director of Marvin & Palmer Associates, Inc.

    HENRY F. SKELSEY, Director--Mr. Skelsey has been a Director of the Company since October 1989. Since August 1998, Mr. Skelsey has been Executive Vice President and Chief Financial Officer of Tanning Technology Corporation, a system integration and solution business. From March 1988 until August 1998, Mr. Skelsey was a Managing Director of AEA Investors (the managing member of DTI Investors, a beneficial owner of the Common Stock), and since August 1998, Mr. Skelsey has acted as a consultant to AEA Investors.

    NORMAN E. WELLS, JR., Director--Mr. Wells has been a Director of the Company since December 1997. Mr. Wells joined Easco, Inc. as President and Chief Executive Officer in November 1996. He is also a director of Easco, Inc. From March 1993 to November 1996, he was President and Chief Executive Officer of CasTech Aluminum Group Inc.

                    FURTHER INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. During the fiscal year ended January 1, 1999 (such fiscal year sometimes referred to herein as "fiscal 1998"), the Company maintained three standing committees: Audit, Compensation and Section 162(m). In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. The Company has no nominating or similar committee.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of eight (8) meetings and took two (2) actions by written consent during fiscal 1998. No director participated in fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he served.

    The Audit Committee's principal functions are to review the scope of the annual audit of the Company by its independent public accountants, review the annual financial statements of the Company and the related audit report of the independent auditors, review management's selection of an independent public accounting firm each year and review audit and any non-audit fees paid to the Company's independent public accountants. The Company's Chief Financial Officer generally attends Audit Committee meetings and delivers reports to and answers inquiries from the Audit Committee. The Audit Committee reports its findings and recommendations to the Board. The Audit Committee is comprised of three non-employee directors. From the beginning of fiscal 1998 until February 26, 1998, the members of the Audit Committee included Douglas D. Danforth, John M. Goldsmith and Frank A. Riddick III. From February 27, 1998 until February 18, 1999, the members of the Audit Committee were Douglas D. Danforth and Norman E. Wells, Jr. On February 18, 1999, John F. Fiedler was appointed to the Audit Committee. The Audit Committee held two (2) meetings in fiscal 1998.

    The Compensation Committee is responsible generally for establishing and administering the Company's compensation plans and programs. From the beginning of fiscal 1998 until February 26, 1998, the members of the Compensation Committee included Vincent A. Mai, Robert J. Shannon, Jr. and Henry F. Skelsey. Since February 26, 1998, the members of the Compensation Committee have been Vincent A. Mai and Henry F. Skelsey. The Compensation Committee held two (2) meetings and did not take any actions by written consent in fiscal 1998.

    The Section 162(m) Committee (the "162(m) Committee") is responsible for establishing and administering the Company's executive compensation plans and programs to the extent that such plans and programs relate to compensation which the Company intends to qualify for an exemption from the deduction limitation of
Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the "Code"). From the beginning of fiscal 1998 until February 26, 1998, the members of the 162(m) Committee included Douglas D. Danforth, George A. Lorch and Norman E. Wells, Jr. From February 27, 1998 until February 18, 1999, the 162(m) Committee members were Norman E. Wells, Jr. and Douglas D. Danforth. The 162(m) Committee held four (4) meetings and did not take any actions by written consent in fiscal 1998.

    On February 18, 1999, the Compensation Committee and the 162(m) Committee were combined. The resulting committee was named the Compensation Committee, with its members being Norman E. Wells, Jr., Douglas D. Danforth and John F. Fiedler.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following directors served on the Company's Compensation Committee during fiscal 1998: Robert J. Shannon, Jr., Henry F. Skelsey and Vincent A. Mai. The following directors served on the Section 162(m) Committee during fiscal 1998: Douglas D. Danforth, Norman E. Wells, Jr. and George A. Lorch. Vincent A. Mai is the Chairman and Chief Executive Officer of AEA Investors (the managing member of DTI Investors, a beneficial owner of Common Stock). Mr. Skelsey is a consultant to AEA Investors. The Company receives the benefit of volume discounts for certain office services and supplies made available to various companies associated with AEA Investors pursuant to arrangements managed by a subsidiary of AEA Investors.

DIRECTORS' COMPENSATION

    Directors who are full-time employees of the Company receive no additional compensation for serving on the Board or its committees. Directors who are not full-time employees of the Company or employees of AEA Investors receive an annual fee of $10,000 and $15,000 in market value of Common Stock, a quarterly fee of $1,500, and $1,000 for each unscheduled Board and/or Committee meeting attended, plus reimbursement for traveling costs and other out-of-pocket expenses incurred in attending such meetings.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1998, all filing requirements applicable to its executive officers and directors and greater than 10% stockholders were complied with.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date with respect to (i) each person known to Dal-Tile to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of Dal-Tile's directors, (iii) each of the executive officers named in the table under "Compensation of Executive Officers--Executive Compensation--Summary Compensation Table", and (iv) all the Company's directors and executive officers as a group.

                                                                                                      PERCENT OF
                                                                                    NUMBER OF        COMMON STOCK
                                                                                    SHARES(1)            OWNED
                                                                                ------------------  ---------------
DTI Investors LLC.............................................................    28,604,811                53.4%
  c/o AEA Investors Inc.
  65 East 55th Street
  New York, NY 10022
AEA Investors Inc.(2).........................................................    28,604,811                53.4
  65 East 55th Street
  New York, NY 10022
Perry Corp....................................................................     3,459,300                 6.5
  599 Lexington Avenue
  New York, NY 10022
Richard C. Perry (3)..........................................................     3,459,300                 6.5
  c/o Perry Corp.
  599 Lexington Avenue
  New York, NY 10022
John F. Fiedler...............................................................         2,429               *
Charles J. Pilliod, Jr. ......................................................       312,429(4)(5)         *
Dan L. Cooke..................................................................        38,500(6)            *
Douglas D. Danforth...........................................................         4,629(5)            *
Vincent A. Mai................................................................        52,500(5)(7)         *
Henry F. Skelsey..............................................................        33,000(5)(8)         *
John M. Goldsmith.............................................................        14,000(5)(9)         *
Jacques R. Sardas.............................................................     1,200,000(10)             2.2
Javier Eugenio Martinez Serna.................................................       129,780(11)           *
Harold G. Turk................................................................       202,974(12)           *
W. Christopher Wellborn.......................................................       165,000(13)           *
Norman E. Wells, Jr...........................................................         6,429               *
All directors and executive officers as a group (20 persons)..................     2,644,553                 4.9

------------------------

*   Less than 1%.

(1) For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares that such person or persons have the right to acquire within 60 days after such date is deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) AEA Investors is the managing member of DTI Investors, and accordingly may be deemed to beneficially own such shares.

(3) Richard C. Perry is the sole stockholder and President of Perry Corp., and accordingly may be deemed to beneficially own such shares.

(4) Consists of 311,000 shares subject to options. 111,000 shares are held in nominee name, Hertrus and Company.

(5) Such director is a member of DTI Investors. Under the rules of the SEC, as such director does not have voting or investment power over the shares of Common Stock owned by DTI Investors, such director does not have beneficial ownership of such shares. Such director's membership interest in DTI Investors represents a less than 1% indirect interest in the Common Stock, which interest is in addition to any stock options held, or shares of Common Stock identified herein as beneficially owned, by such director.

(6) Includes 37,500 shares subject to options.

(7) Excludes 28,604,811 shares owned by DTI Investors, the managing member of which is AEA Investors. Mr. Mai is a member of DTI Investors, and serves as an officer and director of AEA Investors. Mr. Mai disclaims beneficial ownership of the shares beneficially owned by DTI Investors and AEA Investors. Includes 2,500 shares held in family trust.

(8) Excludes 28,604,811 shares owned by DTI Investors, the managing member of which is AEA Investors. Mr. Skelsey is a member of DTI Investors and serves as a consultant to AEA Investors. Mr. Skelsey disclaims beneficial ownership of the shares beneficially owned by DTI Investors and AEA Investors.

(9) Excludes 28,604,811 shares owned by DTI Investors, the managing member of which is AEA Investors. Mr. Goldsmith serves as an officer of AEA Investors. Mr. Goldsmith disclaims beneficial ownership of the shares beneficially owned by DTI Investors and AEA Investors.

(10) Includes 1,000,000 shares subject to options and 200,000 shares held in a family trust.

(11) Consists of 129,780 shares subject to options.

(12) Consists of 202,974 shares subject to options.

(13) Includes 155,000 shares subject to options.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each of the Company's other four most-highly compensated executive officers during fiscal 1998 who were serving in such capacity on January 1, 1999, in each case for the fiscal years ended January 3, 1997, January 2, 1998 and January 1, 1999:

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                ANNUAL COMPENSATION      AWARDS
                                                                                       SECURITIES
                                                                --------------------   UNDERLYING         ALL OTHER
            NAME AND PRINCIPAL POSITION                YEAR      SALARY      BONUS    OPTIONS/SARS      COMPENSATION
---------------------------------------------------  ---------  ---------  ---------  -------------  -------------------
Jacques R. Sardas..................................       1998  $ 600,000  $ 900,000   2,343,000(1)  $  43,854(6)(7)(8)(9)
Chairman of the Board, President and Chief                                             4,250,000(2)
  Executive Officer
                                                          1997    286,153    300,000   4,250,000(2)     18,410
                                                          1996          0          0           0             0

W. Christopher Wellborn............................       1998    307,800    307,800     210,000(1)     13,920(6)(7)(8)(9)
Executive Vice President and Chief Financial                                             610,000(3)
  Officer
                                                          1997     99,877    166,300     610,000(3)     87,423
                                                          1996          0          0           0             0

Harold G. Turk.....................................       1998    262,800    262,800     116,000(1)     11,490(6)(7)(8)(9)
Vice President, Sales Service Centers                     1997    256,800          0           0        18,700
                                                          1996    255,000    139,768           0         8,012

Javier Eugenio Martinez Serna......................       1998    250,000    237,138     102,000(1)     35,393(7)(10)
Vice President, Mexico Operations                                                         57,631(4)
                                                          1997    227,710     32,153           0        36,494
                                                          1996    216,499     83,747      57,631(4)     39,813

Dan L. Cooke.......................................       1998    207,800    207,800      90,000(1)      9,213(6)(7)(8)(9)
Vice President, Information Technology                                                   100,000(5)
                                                          1997    195,646          0     100,000(5)     12,324
                                                          1996          0          0           0             0

------------------------------

(1) Options granted in 1998. See Option/SAR Grant Tables.

(2) The amount shown includes 2,000,000 options and 2,250,000 SARs originally granted in 1997. On February 20, 1998, the per share exercise price of the options was reduced from $13.69 to $11.94 (market value on such date) and the per share ceiling price of 2,000,000 of the SARs was reduced to $11.94 (250,000 SARs retained the per share ceiling price of $13.69). See Option/SAR Repricing Table.

(3) The amount shown includes 310,000 options and 300,000 SARs originally granted in 1997. On February 20, 1998, the per share exercise price of the options was reduced from $13.69 to $11.94 (market value on such date) and the per share ceiling price of 300,000 of the SARs was reduced to $11.94. See Option/SAR Repricing Table.

(4) The amount shown includes options originally granted in 1996. On December 10, 1998, the per share exercise price of the options was reduced from $9.91 to $9.01. See Option/SAR Repricing Table.

(5) The amount shown includes 50,000 options and 50,000 SARs originally granted in 1997. On February 20, 1998, the per share exercise price of the options was reduced from $13.69 to $11.94 (market value on such date) and the per share ceiling price of 50,000 of the SARs was reduced to $11.94. See Option/SAR Repricing Table.

(6) The amounts shown include premium payments for long-term disability paid by the Company during fiscal 1998 for Jacques R. Sardas, in the amount of $2,302, W. Christopher Wellborn, in the amount of $2,302, Harold G. Turk, in the amount of $2,076, and Dan L. Cooke, in the amount of $1,642.

(7) The amounts shown include premiums paid by the Company for life insurance during fiscal 1998 for Jacques R. Sardas, in the amount of $13,860, W. Christopher Wellborn, in the amount of $490, Harold G. Turk, in the amount of $1,227, Javier Eugenio Martinez Serna, in the amount of $3,520, and Dan
    L. Cooke, in the amount of $1,098.

(8) The amounts shown include contributions made by the Company to the Company's 401(k) Plan for fiscal 1998 to Jacques R. Sardas, in the amount of $5,000, to W. Christopher Wellborn, in the amount of $5,000, to Harold G. Turk, in the amount of $5,000, and Dan L. Cooke, in the amount of $4,315.

(9) The amounts shown include matching contributions made by the Company to the Company's Supplemental Retirement Plan for fiscal 1998 to Jacques R. Sardas, in the amount of $22,692, to W. Christopher Wellborn, in the amount of $6,128, to Harold G. Turk, in the amount of $3,187 and to Dan L. Cooke, in the amount of $2,158.

(10) The amount shown includes payments to Javier Eugenio Martinez Serna for fiscal 1998 in the amount of $1,361 for contributions to a workers profit sharing plan, $12,214 for scholarships, $1,109 for meals, $1,460 for contributions to a savings fund, $15,524 for a car payment allowance and $205 for medical insurance.

OPTION/SAR GRANT TABLE

    The following table sets forth certain information regarding options and SARs granted during fiscal 1998 by the Company to the individuals named in the Summary Compensation Table:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS                            POTENTIAL REALIZABLE
                            ------------------------------------------------------------------     VALUE AT ASSUMED
                              NUMBER OF                                                         ANNUAL RATES OF STOCK
                             SECURITIES       PERCENT OF TOTAL                                  PRICE APPRECIATION FOR
                             UNDERLYING    OPTIONS/SARS GRANTED TO   EXERCISE OR                    OPTION TERM(6)
                            OPTIONS/SARS     EMPLOYEES IN FISCAL     BASE PRICE    EXPIRATION   ----------------------
NAME                           GRANTED              YEAR              PER SHARE       DATE          5%         10%
--------------------------  -------------  -----------------------  -------------  -----------  ----------  ----------
OPTIONS
Jacques R. Sardas.........   2,000,000                 28.1%         $   11.94(1)   6/13/2007   $13,620,352 $33,785,579
                             2,000,000                 28.1               9.01(2)   7/17/2008   11,332,681  28,719,239
                               343,000                  4.8               8.69     12/10/2008    1,874,527   4,750,420
W. Christopher Wellborn...     310,000                  4.4              11.94(1)   8/25/2007    2,158,613   5,379,882
                               120,000                  1.7               9.01(2)   7/17/2008      679,961   1,723,154
                                90,000                  1.3               8.69     12/10/2008      491,858   1,246,466
Harold G. Turk............      40,000                  0.6               9.01(2)   7/17/2008      226,654     574,385
                                76,000                  1.1               8.69     12/10/2008      415,347   1,052,571
Javier E.M. Serna.........      30,000                  0.4               9.01(2)   7/17/2008      169,990     430,789
                                72,000                  1.0               8.69     12/10/2008      393,487     997,173
Dan L. Cooke..............      50,000                  0.7              11.94(1)   4/18/2007      332,916     821,920
                                30,000                  0.4               9.01(2)   7/17/2008      169,990     430,789
                                60,000                  0.8               8.69     12/10/2008      327,906     830,977

SARS
Jacques R. Sardas.........   2,000,000(3)              81.3               9.01      6/13/2007    5,860,000   5,860,000
W. Christopher Wellborn...     300,000(4)              12.2               9.01      8/25/2007      879,000     879,000
Harold G. Turk............           0                    0                 NA             NA           NA          NA
Javier E.M. Serna.........           0                    0                 NA             NA           NA          NA
Dan L. Cooke..............      50,000(5)               2.0               9.01      4/18/2007      146,500     146,500

------------------------------

(1) On February 20, 1998, the per share exercise price of options originally granted in 1997 to Mr. Sardas, Mr. Wellborn and Mr. Cooke was reduced from $13.69 to $11.94 (market value on such date). See Option/SAR Repricing Table.

(2) On December 10, 1998, the per share exercise price of options originally granted in July 1998 was reduced to $9.01 (the market value on such date was $8.69). See Option/SAR Repricing Table.

(3) On February 20, 1998, the per share ceiling price of 2,000,000 of the SARs originally granted in 1997 to Mr. Sardas was reduced from $13.69 to $11.94 (market value on such date). The per share base price remained at $9.01. See Option/SAR Repricing Table.

(4) On February 20, 1998, the per share ceiling price of the 300,000 SARs originally granted in 1997 to Mr. Wellborn was reduced from $13.69 to $11.94 (market value on such date). The per share base price remained at $9.01. See Option/SAR Repricing Table.

(5) On February 20, 1998, the per share ceiling price of the 50,000 SARs originally granted in 1997 to Mr. Cooke was reduced from $13.69 to $11.94 (market value on such date). The per share base price remained at $9.01. See Option/SAR Repricing Table.

(6) In accordance with SEC rules, these columns show gains that might exist for the respective options, assuming the market price of Dal-Tile's Common Stock appreciates from the date of grant over a period of ten years at the annualized rates of five and ten percent, respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to the named executives from these options and SARs will be zero.

                           OPTION/SAR EXERCISE TABLE

    The following table sets forth the number of shares covered by both exercisable and unexercisable stock options and SARs as of January 1, 1999. Also reported are values for "in-the-money" options and SARs that represent the positive spread between the respective exercise or base prices of outstanding stock options and SARs and the value of the Common Stock as of January 1, 1999 based on its closing price on the New York Stock Exchange of $10.38. No options or SARs were exercised during fiscal 1998.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                       NUMBER OF SECURITIES
                                                                            UNDERLYING             VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS/SARS   IN-THE-MONEY OPTIONS/SARS
                                                                        AT FISCAL YEAR-END          AT FISCAL YEAR-END
                                    SHARES ACQUIRED      VALUE      --------------------------  --------------------------
NAME                                ON EXERCISE (#)    REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------  ---------------  -------------  -----------  -------------  -----------  -------------
OPTIONS
Jacques R. Sardas.................             0               0    1,000,000(1)  3,343,000(2)   $       0    $ 3,319,670
W. Christopher Wellborn...........             0               0      155,000(1)    365,000(3)           0        316,500
Harold G. Turk....................             0               0      202,974(4)    116,000(5)     278,074        183,240
Javier E.M. Serna.................             0               0      129,780(4)    102,000(6)     177,799        162,780
Dan L. Cooke......................             0               0       25,000(1)    115,000(7)           0        142,500
SARS
Jacques R. Sardas(8)..............             0               0    1,125,000     1,125,000      1,541,250      1,541,250
W. Christopher Wellborn(8)........             0               0      150,000       150,000        205,500        205,500
Harold G. Turk....................             0               0            0             0              0              0
Javier E.M. Serna.................             0               0            0             0              0              0
Dan L. Cooke(8)...................             0               0       25,000        25,000         34,250         34,250

------------------------------

(1) At fiscal year-end, the per share exercise price of such options was $11.94.

(2) At fiscal year-end, the per share exercise price of such options was $11.94 for options to acquire 1,000,000 shares of Common Stock, $9.01 for options to acquire 2,000,000 shares of Common Stock, and $8.69 for options to acquire 343,000 shares of Common Stock.

(3) At fiscal year-end, the per share exercise price of such options was $11.94 for options to acquire 155,000 shares of Common Stock, $9.01 for options to acquire 120,000 shares of Common Stock, and $8.69 for options to acquire 90,000 shares of Common Stock.

(4) At fiscal year-end, the per share exercise price of such options was $9.01.

(5) At fiscal year-end, the per share exercise price of such options was $9.01 for options to acquire 40,000 shares of Common Stock, and $8.69 for options to acquire 76,000 shares of Common Stock.

(6) At fiscal year-end, the per share exercise price of such options was $9.01 for options to acquire 30,000 shares of Common Stock, and $8.69 for options to acquire 72,000 shares of Common Stock.

(7) At fiscal year-end, the per share exercise price of such options was $11.94 for options to acquire 25,000 shares of Common Stock, $9.01 for options to acquire 30,000 shares of Common Stock, and $8.69 for options to acquire 60,000 shares of Common Stock.

(8) At fiscal year-end, the per share base price of such SARs was $9.01 and the per share ceiling price of such SARs was $11.94, except for 250,000 SARs granted to Mr. Sardas which have a ceiling price of $13.69.

OPTION/SAR REPRICING TABLE

    The following table sets forth certain information regarding options and SARs granted to all executive officers which were repriced during the last ten fiscal years. See Compensation Committee and 162(m) Committee Report on Executive Compensation for a discussion of the basis for repricings.

                                                                                                                    LENGTH OF
                                            SECURITIES                                                               ORIGINAL
                                            UNDERLYING                                                             OPTION TERM
                                             NUMBER OF     MARKET PRICE OF   EXERCISE OR CEILING                   REMAINING AT
                                           OPTIONS/SARS   STOCK AT TIME OF    PRICE AT TIME OF    NEW EXERCISE OR    DATE OF
                                            REPRICED OR     REPRICING OR        REPRICING OR       CEILING PRICE   REPRICING OR
           NAME                  DATE       AMENDED (#)     AMENDMENT ($)       AMENDMENT ($)           ($)         AMENDMENT
---------------------------  ------------  -------------  -----------------  -------------------  ---------------  ------------
OPTIONS
Jacques R. Sardas..........   10/10/97(1)    2,000,000        $   13.69           $   16.00          $   13.69       6/13/2007
                               2/20/98(2)    2,000,000            11.94               13.69              11.94       6/13/2007
                              12/10/98(3)    2,000,000             8.69                9.44               9.01       7/17/2008
W. Christopher Wellborn....   10/10/97(4)      400,000            13.69               16.81              13.69       8/25/2007
                               2/20/98(2)      310,000            11.94               13.69              11.94       8/25/2007
                              12/10/98(3)      120,000             8.69                9.44               9.01       7/17/2008
Harold G. Turk.............   12/10/98(3)       40,000             8.69                9.44               9.01       7/17/2008
Javier E.M. Serna..........   12/10/98(3)       30,000             8.69                9.44               9.01       7/17/2008
                              12/10/98(6)       57,631             8.69                9.91               9.01        1/1/2006
Dan L. Cooke...............    2/20/98(2)       50,000            11.94               13.69              11.94       4/18/2007
                              12/10/98(3)       30,000             8.69                9.44               9.01       7/17/2008
D.D. Agostinelli...........   12/10/98(5)       40,000             8.69               12.31               9.01       2/27/2008
                              12/10/98(3)       30,000             8.69                9.44               9.01       7/17/2008
Silvano Cornia.............   12/10/98(3)       30,000             8.69                9.44               9.01       7/17/2008
                              12/10/98(6)       32,023             8.69                9.91               9.01        1/1/2006
David F. Finnigan..........    2/20/98(2)       65,000            11.94               13.69              11.94        9/1/2007
                              12/10/98(6)       76,845             8.69                9.91               9.01        1/1/2006
                              12/10/98(3)       40,000             8.69                9.44               9.01       7/17/2008
William R. Hanks...........   12/10/98(6)       73,182             8.69                9.91               9.01        1/1/2006
                              12/10/98(3)       30,000             8.69                9.44               9.01       7/17/2008
William L. Justus..........   12/10/98(7)       50,000             8.69                9.88               9.01       9/23/2008
Matthew J. Kahny...........   12/10/98(6)       96,059             8.69                9.91               9.01        1/1/2006
                              12/10/98(3)       30,000             8.69                9.44               9.01       7/17/2008
Mark A. Solls..............   12/10/98(8)      100,000             8.69               12.63               9.01      12/10/2007
                              12/10/98(3)       10,000             8.69                9.44               9.01       7/17/2008

SARS
Jacques R. Sardas..........    2/20/98(9)    2,000,000            11.94               13.69              11.94       6/13/2007
W. Christopher Wellborn....    2/20/98(10)     300,000            11.94               13.69              11.94       8/25/2007
Harold G. Turk.............        N/A             N/A              N/A                 N/A                N/A             N/A
Javier E.M. Serna..........        N/A             N/A              N/A                 N/A                N/A             N/A
Dan L. Cooke...............    2/20/98(10)      50,000            11.94               13.69              11.94       4/18/2007
David F. Finnigan..........    2/20/98(10)      60,000            11.94               13.69              11.94        9/1/2007

------------------------------

(1) The per share exercise price of the options granted to Mr. Sardas in June 1997 was reduced on October 10, 1997 from $16.00 to $13.69 (market value on such date). The option term was not amended.

(2) The per share exercise price of the options granted to Messrs. Sardas, Wellborn, Cooke and Finnigan in 1997 was reduced on February 20, 1998 from $13.69 to $11.94 (market value on such date). The option term was not amended.

(3) The per share exercise price of the options granted to Messrs. Sardas, Wellborn, Turk, Serna, Cooke, Agostinelli, Cornia, Finnigan, Hanks, Justus, Kahny and Solls in July 1998 was reduced on December 10, 1998 from $9.44 to $9.01 (the market value on such date was $8.69). The option term was not amended.

(4) The per share exercise price of the options granted to Mr. Wellborn in August 1997 was reduced on October 10, 1997 from $16.81 to $13.69 (market value on such date). In connection with such repricing, Mr. Wellborn forfeited 90,000 options. The option term was not amended.

(5) The per share exercise price of the options granted to Mr. Agostinelli in February 1998 was reduced on December 10, 1998 from $12.31 to $9.01 (the market value on such date was $8.69). The option term was not amended.

(6) The per share exercise price of the options granted to Messrs. Serna, Cornia, Finnigan, Hanks and Kahny on January 1, 1996 was reduced on December 10, 1998 from $9.91 to $9.01 (the market value on such date was $8.69). The option term was not amended.

(7) The per share exercise price of the options granted to Mr. Justus in September 1998 was reduced on December 10, 1998 from $9.88 to $9.01 (the market value on such date was $8.69). The option term was not amended.

(8) The per share exercise price of the options granted to Mr. Solls in December 1997 was reduced on December 10, 1998 from $12.63 to $9.01 (the market value on such date was $8.69). The option term was not amended.

(9) The per share ceiling price of 2,000,000 of the 2,250,000 SARs granted to Mr. Sardas in October 1997 was reduced on February 20, 1998 from $13.69 to $11.94. The per share ceiling price of 250,000 SARs remained at $13.69.

(10) The per share ceiling price of the SARs granted to Messrs. Wellborn, Cooke and Finnigan in October 1997 was reduced on February 20, 1998 from $13.69 to $11.94.

EMPLOYMENT AGREEMENTS

    The Company has entered into an agreement with Jacques R. Sardas providing for his employment as the Company's President and Chief Executive Officer through December 31, 2001. Pursuant to the agreement, Mr. Sardas receives a minimum annual salary of $600,000 and is eligible to receive an annual bonus equal to 100% of his annual salary upon attainment of a "target" performance goal.

    If the Company terminates Mr. Sardas' employment without cause (as defined in the employment agreement) or Mr. Sardas terminates his employment for good reason (as defined in the employment agreement), the Company shall pay to Mr. Sardas (i) any salary accrued and unpaid as of the date of termination, (ii) his annual salary through December 31, 2001, and (iii) the greater of (A) a PRO RATA portion of Mr. Sardas' annual bonus for the year of termination based on the performance of the Company from the beginning of the relevant bonus period to the date of termination or (B) the annual bonus for the fiscal year preceding the fiscal year of termination, PRO RATED based on the number of days elapsed in the year of termination. The employment agreement also contains customary non-competition, non-solicitation and non-disclosure covenants.

    The Company has entered into an agreement with W. Christopher Wellborn providing for his employment as the Company's Chief Financial Officer through December 31, 2001. Pursuant to that agreement, Mr. Wellborn receives a minimum annual salary of $300,000 and is eligible to receive an annual bonus of up to 100% of his annual salary upon attainment of certain financial performance goals. Notwithstanding the foregoing, for fiscal 1997, the Company and Mr. Wellborn agreed upon a fixed bonus of $150,000, which was PRO RATED for 1997. In addition, the Company paid to Mr. Wellborn a "sign-on" bonus equal to $140,000, subject to reimbursement to the Company by Mr. Wellborn of up to $40,000 thereof, in accordance with the "price protection" arrangement between the Company and Mr. Wellborn pertaining to the sale of Mr. Wellborn's Pennsylvania residence (after a $25,000 adjustment, Mr. Wellborn's sign-on bonus was $115,000).

    If the Company terminates Mr. Wellborn's employment without cause (as defined in the employment agreement) or Mr. Wellborn terminates his employment for good reason (as defined in the employment agreement), the Company shall pay to Mr. Wellborn (i) any salary accrued and unpaid as of the date of termination,
(ii) his annual salary through December 31, 2001, (iii) the greater of (A) a PRO RATA portion of Mr. Wellborn's annual bonus for the year of termination based on the performance of the Company from the beginning of the relevant bonus period to the date of termination or (B) the annual bonus for the fiscal year preceding the fiscal year of termination, PRO RATED based on the number of days elapsed in the year of termination, and (iv) a PRO RATA portion of any other bonus plan(s) in which Mr. Wellborn participated for the year of termination based on the performance of the Company from the beginning of the relevant bonus period to the date of termination. If the Company does not renew Mr. Wellborn's employment agreement at the end of the term (December 31, 2001), the Company shall pay or provide, as the case may be, to Mr. Wellborn (i) any salary accrued and unpaid as of the effective date of non-renewal, (ii) his annual salary and (iii) any benefits to which he may be entitled under any Company employee benefit plan or program from the effective date of non-renewal until the earlier of (A) one year from the effective date of non-renewal, and (B) the acceptance by Mr. Wellborn of employment other than with the Company. The employment agreement also contains customary non-competition, non-solicitation and non-disclosure covenants.

    The Company has entered into an employment agreement with Harold G. Turk. The agreement, which expires on December 31, 1999, provides for the payment of an annual base salary of at least $225,000. The employment agreement described herein contains provisions prohibiting Mr. Turk from competing with the Company during the term of employment and, in certain cases, for a period thereafter.

               COMPENSATION COMMITTEE AND 162(M) COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    During fiscal 1998, the Company's Compensation Committee and its 162(m) Committee (the "Committees") were responsible for executive compensation, including establishing the Company's compensation philosophy and policies. The Committees also were responsible for administering the Company's executive compensation plans and programs. The Committees reviewed the Company's executive compensation plans on at least an annual basis to ensure that the programs continue to meet the goals of the Committees' compensation philosophy. The 162(m) Committee performs these duties to the extent that they relate to compensation which the Company intends to qualify for an exception to the deduction limitation of Section 162(m) of the Code. In fiscal 1998, such compensation constituted the annual cash bonus payable under the 1998 Management Incentive Plan, options granted under the Company's stock option plan and the stock appreciation rights held by five officers of the Company. On February 18, 1999, the Compensation Committee and the 162(m) Committee were combined, with the resulting committee named the Compensation Committee.

COMPENSATION PHILOSOPHY

    The Committees have four principal objectives in determining executive compensation policies: (1) to support the development of a high-caliber executive management team; (2) to establish a strong pay/ performance linkage;
(3) to focus executive management on the critical financial and operating objectives of the Company; and (4) to attract, reward, motivate and retain key executive talent. To achieve these objectives, the Committees have adopted the following overriding policies:

    - The Company will compensate competitively with the practices of other leading companies in both the distribution and manufacturing sector.

    - Generally, total compensation will be targeted at the 75th percentile of the pay scale of other leading companies in both the distribution and manufacturing sector if Company and individual performance meet expected levels or better. However, if necessary, the Company will offer enhanced compensation packages to attract talented executives to the Company.

    - To achieve total compensation objectives that have a strong performance emphasis, the use of variable incentive plans will be emphasized, utilizing both annual cash bonus and longer term stock-based plans and awards.

    - It is expected that in future fiscal years stock options and other incentive-based compensation will continue to constitute a significant portion of the compensation of executive officers so that the interests of executive officers will coincide with the interests of stockholders.

    The Committees' specific executive compensation practices discussed below are designed to implement the foregoing policies.

ELEMENTS OF EXECUTIVE COMPENSATION

    The elements of the Company's compensation of executive officers are: (1) annual cash compensation in the form of base salary and incentive bonuses; (2) long-term incentive compensation in the form of stock options granted under the Company's 1997 and 1998 Amended and Restated Stock Option Plans and in the form of stock appreciation rights; and (3) other compensation and employee benefits generally available to all employees of the Company, such as life and health insurance and employer matching contributions under the Company's Employee Retirement Savings Plan, a "401(k)" plan.

BASE SALARY

    The Compensation Committee reviews base salary levels of the executive officers annually. Adjustments, if any, generally are made effective March 1 of each year. Salary ranges for each executive officer are determined by the Compensation Committee. Historically, a mid-point base salary has been established around the 75th percentile of the pay scale of other leading companies in both the distribution and manufacturing sector. An executive officer's progression through the salary range is based upon the Compensation Committee's evaluation of the individual's job performance. Mr. Finnigan's and Mr. Kahny's base salary was increased during fiscal 1998 to make such salaries more in line with industry standards.

INCENTIVE BONUSES

    The Committees' process for determining annual bonuses is designed to motivate the Company's executive officers to perform to the best of their abilities and to enhance stockholder value through achievement of the Company's performance objectives. Therefore, a target bonus percentage is established for each executive and is related to his or her potential impact on Company results, while the percentage of bonus awarded is determined with reference to performance-related criteria. Incentive bonuses are paid annually upon certification by the Compensation Committee or 162(m) Committee of achievement of the relevant performance targets.

    The amount of an executive's bonus for fiscal 1998 was based on pre-established performance measures based on the attainment by the Company of certain levels of corporation or operating unit economic value added (EVA). EVA is a financial measure of profitability compared to invested capital. The establishment of EVA as the performance measure incentivized the Company's managers to focus on all aspects of the Company's performance. As a result of the Company's performance in fiscal 1998, all but two executive officers received the maximum bonus payment for which they were eligible.

STOCK OPTIONS/STOCK APPRECIATION RIGHTS

    The Committees believe that the use of stock options as long-term compensation serves to motivate executive officers to maximize stockholder value and to remain in the Company's employment. The number of options granted to each executive is determined by the Committees, in their discretion. In making their determination, the Committees consider the executive's position at the Company, his or her individual contribution, the number of options (if any) to purchase the Common Stock held by the executive and other factors, including an analysis of the estimated amount potentially realizable from the options.

    The options held by the Company's current executive officers were granted using the above stated criteria. The Committees believe these holdings will encourage retention of key officers.

    During fiscal 1998, all options granted to executive officers had an exercise price equal to or greater than the fair market value of the underlying shares of Common Stock on the grant date. As the fair market value of the shares subject to such options decreased below the exercise price, the exercise price of certain of these options was reduced to or above the fair market value of the underlying shares at the time of the repricing. This occurred in February and December 1998. The Committees believe that the repricings were necessary to achieve the purpose of the option grants to retain, motivate and adequately compensate certain of the Company's senior executive officers. See "Executive Compensation--Option/SAR Repricing Table."

    In October 1997, the 162(m) Committee granted stock appreciation rights (the "SARs") to five of the Company's most senior executive officers. The SARs entitle a holder to a payment per share upon exercise equal to the excess of the fair market value of the shares at the time of exercise over $9.01; provided that the amount of such fair market value per share which can be taken into account is limited to a "ceiling price" of $11.94, except in the case of certain of the SARs held by Mr. Sardas, where the "ceiling price" of 250,000 of such SARs is $13.69 per share. The 162(m) Committee believes that granting the SARs was necessary to retain, motivate and adequately compensate certain of its most valuable executives by appropriately supplementing their equity-based compensation represented by stock options.

CEO COMPENSATION

    Mr. Sardas joined the Company as its Chief Executive Officer on July 1, 1997, replacing Mr. Howard Bull. The Committees determined Mr. Sardas' compensation on the same basis and under the same philosophy it uses in determining the compensation of other executive officers of the Company. In addition, Mr. Sardas' compensation reflects the Committees' views as to the appropriate amount of compensation that was necessary to incentivize Mr. Sardas to accept employment with the Company.

    Mr. Sardas' annual base salary of $600,000 is consistent with industry practice. To link Mr. Sardas' cash compensation to Company performance, a substantial amount of Mr. Sardas' potential cash compensation for the fiscal year ending December 31, 1999 will be tied to the Company's achievement of objective financial targets. Mr. Sardas' bonus opportunity will be 150% of his annual salary upon attainment of certain financial performance goals.

    The 162(m) Committee believes that stock options and SARs are critical to linking Mr. Sardas' compensation to Company performance and to aligning Mr. Sardas' interests with those of the Company's shareholders. Upon commencement of employment, the 162(m) Committee granted Mr. Sardas options to acquire 2,000,000 shares of Common Stock at a per share exercise price of $16.00, the fair market of the shares on the grant date. The 162(m) Committee granted that number of options so that a significant, if not the largest, portion of Mr. Sardas' compensation would be tied to the value of the Company's stock. To ensure that Mr. Sardas would continue to be properly motivated, on October 10, 1997 and February 20, 1998, the 162(m) Committee reduced the exercise price of the options to $13.69 per share and $11.94 per share, respectively, the fair market value of the underlying shares at the time of the repricings.

    On October 10, 1997, the 162(m) Committee granted to Mr. Sardas SARs covering 2,250,000 shares of Common Stock. The SARs entitle Mr. Sardas to a payment per share upon exercise equal to the excess of the fair market value of the shares at the time of exercise over $9.01; provided that the amount of such fair market value per share which can be taken into account is limited to $13.69 in the case of 250,000 of the SARs and $11.94 in the case of 2,000,000 of the SARs. The 162(m) Committee believes that the SARs are essential to supplement Mr. Sardas' other equity-based compensation represented by stock options.

    On July 17, 1998 and on December 10, 1998, the 162(m) Committee granted to Mr. Sardas options to acquire 2,000,000 shares of Common Stock at a per share exercise price of $9.44 and options to acquire 343,000 shares of Common Stock at a per share exercise price of $8.69 respectively, both representing the fair market value of the underlying shares at the time of the grant. On December 10, 1998, the 162(m) Committee reduced the exercise price of the options to acquire 2,000,000 from $9.44 to $9.01 (the fair market value of the shares on December 10, 1998 was $8.69).

SECTION 162(m)

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction to any publicly-held corporation for compensation paid in excess of $1 million in a taxable year to its chief executive officer or any of the four other most highly compensated executive officers employed by such corporation on the last day of its taxable year. The 162(m) Committee considered the impact of Section 162(m) on the compensation of its executive officers. The 162(m) Committee expects that the deduction limitation does not, and will not, in the near future, apply to executive officers' compensation. The 162(m) Committee intends to monitor the impact of Section 162(m) and consider structuring executive compensation arrangements so that the deduction limitation will continue not to apply.

    This Proxy Statement proposes that the Company's stockholders approve the Company's Amended and Restated 1998 Stock Option Plan in order to exempt certain grants thereunder from the deductibility limitation.

                                          Respectfully submitted,

       SECTION 162(M) COMMITTEE*            COMPENSATION COMMITTEE*
---------------------------------------  ------------------------------
Norman E. Wells, Jr., Chairman              Vincent A. Mai, Chairman
  Douglas D. Danforth                           Henry F. Skelsey

------------------------

    * On February 18, 1999, the Compensation Committee and the 162(m) Committee were combined. The resulting committee was named the Compensation Committee, with its members being Norman E. Wells, Jr. (Chairman), Douglas
      D. Danforth and John F. Fiedler.

PERFORMANCE GRAPH

    The following graph compares the cumulative total return on $100 invested on August 14, 1996 in each of the Common Stock of the Company, the Standard & Poor's 500 Index and the Dow Jones Building Materials Index. The returns of the Standard & Poor's Index and the Dow Jones Building Materials Index are calculated assuming reinvestment of dividends. The Company has not paid any dividends. The graph covers a period commencing August 14, 1996, when the Company's Common Stock was first publicly traded, through January 1, 1999. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG DAL-TILE INTERNATIONAL INC., THE S&P 500
INDEX AND THE DOW JONES BUILDING MATERIALS INDEX
                                                                  Dal-Tile Intl
                                                                            Inc  Building Materials    S&P Composite
8/14/96                                                                 $100.00             $100.00          $100.00
1/3/97                                                                  $138.39             $117.92          $116.85
1/2/98                                                                   $84.82             $141.34          $155.83
1/1/99                                                                   $74.11             $165.32          $200.36
ASSUMES $100 INVESTED ON AUG. 14, 1996
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JAN. 01, 1999

                                                                     AUGUST 14,     JANUARY 3,     JANUARY 2,     JANUARY 1,
                                                                        1996           1997           1998           1999
                                                                    -------------  -------------  -------------  -------------
Dal-Tile International Inc........................................          100            138             85             74
S&P 500 Index.....................................................          100            117            156            200
Dow Jones Building Materials Index................................          100            118            141            165

                              CERTAIN TRANSACTIONS

    The Company receives the benefit of volume discounts for certain office services and supplies made available to various companies associated with AEA Investors (the managing member of DTI Investors, which is a beneficial owner of Common Stock) pursuant to arrangements managed by a subsidiary of AEA Investors. Messrs. Mai, Skelsey and Goldsmith are directors of the Company; Mr. Mai is the Chairman and Chief Executive Officer of AEA Investors; Mr. Goldsmith is a Vice President and Managing Director of AEA Investors; and Mr. Skelsey provides consulting services to AEA Investors.

    On December 29, 1995, Armstrong World Industries, Inc. ("AWI") acquired 37% of the then outstanding capital stock of the Company in connection with the acquisition pursuant to which the Company acquired American Olean Tile Company, Inc. ("AO") and certain related assets of the ceramic tile business of AWI (the "AO Acquisition"). In connection with the AO Acquisition, the Company entered into agreements with AWI relating to (i) the use by the Company of certain trademarks owned by AWI, and (ii) certain transition services (including computer services and the supply of certain raw materials) to be supplied by AWI or its affiliates to the Company. These agreements were negotiated in connection with the AO Acquisition and have arm's-length terms and conditions. Transactions pursuant to such agreements are in the ordinary course of business. The Company also leases certain computer services from AWI for approximately $7 million per year through May 31, 1999. On July 1, 1998 AWI completed its sale in a registered public offering of 10,350,000 shares of Common Stock, and on November 18, 1998, AWI completed the sale in a registered public offering of all of its remaining shares of the Common Stock. The Company did not receive any proceeds from the sale by AWI of the Common Stock.

                        PROPOSAL TO AMEND THE COMPANY'S
                           1997 AMENDED AND RESTATED
                               STOCK OPTION PLAN
                        TO INCREASE THE NUMBER OF SHARES
                     RESERVED FOR ISSUANCE PURSUANT THERETO

INTRODUCTION

    The Company is seeking stockholder approval to amend the Company's 1997 Amended and Restated Stock Option Plan (the "1997 Stock Option Plan" and, as proposed to be amended, the "1998 Amended and Restated Stock Option Plan") to increase from 7,836,425 to 10,586,425 the number of shares of Common Stock reserved for issuance pursuant thereto. A copy of the proposed 1998 Amended and Restated Stock Option Plan is attached hereto as Appendix A. The material features of the 1998 Amended and Restated Stock Option Plan are described below; such description is subject to, and is qualified in its entirety by, the full text of the 1998 Amended and Restated Stock Option Plan. The Board of Directors approved the 1998 Amended and Restated Stock Option Plan on July 17, 1998, subject to approval of the Company's stockholders. DTI Investors, which currently owns approximately 54% of the outstanding shares of Common Stock, has informed the Company that it intends to vote in favor of adoption of the 1998 Amended and Restated Stock Option Plan.

    The purpose of the 1998 Amended and Restated Stock Option Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent employees, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. Stockholder approval of the 1998 Amended and Restated Stock Option Plan is required under the rules of the NYSE and in order for compensation attributable to grants thereunder not to be subject to the deduction limitation of Section 162(m) of the Code. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has established and administered the 1998 Amended and Restated Stock Option Plan with the intention that compensation attributable to Options (as defined below) granted thereunder with an exercise price no less than the fair market value of the underlying shares of the Common Stock on the date of grant would not be subject to the deduction limitation.

DESCRIPTION OF 1997 STOCK OPTION PLAN

GENERAL

    The Board of Directors adopted the 1997 Stock Option Plan effective as of June 11, 1997. The 1997 Stock Option Plan is an amendment and restatement of the Company's 1990 Stock Option Plan (as previously amended). The 1997 Stock Option Plan is designed to help the Company attract and retain skilled individuals for key positions within the Company by permitting the Company to offer such individuals the opportunity to acquire an equity interest in the Company. The 1997 Stock Option Plan was approved by the Company's stockholders at its annual meeting on April 30, 1998.

SUMMARY OF 1997 STOCK OPTION PLAN

    The following summary description of the principal terms of the 1997 Stock Option Plan does not purport to be complete and is qualified in its entirety by the full text of the 1997 Stock Option Plan, a copy of which has previously been filed with the SEC by the Company, and the description of the proposed amendments to the 1997 Stock Option Plan set forth below.

    Pursuant to the 1997 Stock Option Plan, key employees of the Company are eligible to receive awards of stock options ("Options") in consideration for services performed for the Company (such key employees, "Optionees"). Currently, there are approximately 102 persons eligible to receive awards under the 1997 Stock Option Plan. Options granted under the 1997 Stock Option Plan may be either nonqualified stock options or "incentive stock options," within the meaning of Section 422 of the Code.

    The total number of shares of Common Stock with respect to which Options may be awarded under the 1997 Stock Option Plan (subject to antidilution and similar adjustments) equals 7,836,425 minus the sum of the number of shares subject to outstanding Options previously granted under the 1997 Stock Option Plan and the number of shares previously issued pursuant to the exercise of Options granted under the 1997 Stock Option Plan. As of July 17, 1998 (the date of approval by the Board of Directors of the Company of the 1998 Amended and Restated Stock Option Plan), Options for the purchase of 1,277,069 shares of Common Stock were available for grant pursuant to the 1997 Stock Option Plan, and no shares had been issued pursuant to the exercise of previously granted options.

    The 1997 Stock Option Plan is administered by a committee consisting of at least two members of the Board of Directors (the "Committee"). Subject to the provisions of the 1997 Stock Option Plan, the Committee will determine when and to whom Options will be granted, the number of shares covered by each Option and the terms and provisions applicable to each Option; provided, however, that the Committee may not award Options to any employee with respect to more than 4,000,000 shares of Common Stock in any fiscal year during the term of the 1997 Stock Option Plan. Awards may be made under the 1997 Stock Option Plan to such key employees of the Company as the Committee in its sole discretion shall decide. The Committee has the authority to interpret the 1997 Stock Option Plan and may at any time adopt such rules and regulations for the 1997 Stock Option Plan as it deems advisable.

    An Option may be granted on such terms and conditions as the Committee may approve, provided that all Options intended to qualify as "incentive stock options" (as defined in Section 422 of the Code) must be granted with an exercise price equal to the fair market value of the underlying shares as of the date of grant (110% in the case of "incentive stock options" granted to a "ten percent shareholder" (as defined in Section 422 of the Code). Payment of the Option exercise price may be made by a certified or official bank check or, subject to Committee consent, by the surrender of shares of Common Stock. Unless the Committee otherwise provides in the agreement evidencing the grant of an Option, an Option becomes exercisable with respect to 25% of the underlying shares on the date of grant, and with respect to an additional 25% on each of the first three anniversaries of the date of grant. Each Option shall be for such term as the Committee shall determine, provided that no "incentive stock option" shall have a term of greater than ten years (five years in the case of an "incentive stock option" granted to a "ten percent shareholder"). In the event of certain change in control transactions, each outstanding Option shall vest and entitle the holder thereof to receive, upon exercise, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of the Common Stock would be entitled to receive in such transaction in respect of such share.

    The Board of Directors of the Company may at any time and from time to time suspend, amend, modify or terminate the 1997 Stock Option Plan; provided, however, that, to the extent required by Rule 16b-3 promulgated under the Exchange Act or any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company's stockholders. In addition, no such change may impair any award previously granted, except with the written consent of the grantee.

PROPOSED AMENDMENTS TO THE 1997 STOCK OPTION PLAN

    The 1997 Stock Option Plan is proposed to be amended to increase from 7,836,425 to 10,586,425 the number of shares of Common Stock reserved for issuance pursuant thereto and to increase the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any fiscal year from 4,000,000 to 6,000,000. The principal purpose of these proposed amendments was to enable the Company to provide a compensation package to Mr. Jacques Sardas which included a sufficient number of Options. The terms of such Options are described generally below. See also "Compensation of Executive Officers--Employment Agreements." The Board of Directors of the Company adopted the 1998 Amended and Restated Stock Option Plan effective as of July 17, 1998, subject to approval by the Company's stockholders.

NEW PLAN BENEFITS

    The Company cannot currently determine the number of shares of Common Stock that may be subject to Options granted in the future to executive officers and employees generally under the 1998 Amended and Restated Stock Option Plan. Subject to stockholder approval of the 1998 Amended and Restated Stock Option Plan, the Company has granted the following options to the following individuals and groups of individuals under the 1998 Amended and Restated Stock Option Plan.

NEW PLAN BENEFITS

                                                                                             EXERCISE    EXPIRATION
                                                                                NUMBER OF    PRICE (OR    DATE (OR
NAME AND POSITION                                                                OPTIONS      RANGE)       RANGE)
------------------------------------------------------------------------------  ----------  -----------  ----------
Jacques R. Sardas.............................................................   2,000,000   $    9.01      7/17/08
                                                                                   343,000        8.69     12/10/08
W. Christopher Wellborn.......................................................     120,000        9.01      7/17/08
                                                                                    90,000        8.69     12/10/08
Harold G. Turk................................................................      40,000        9.01      7/17/08
                                                                                    76,000        8.69     12/10/08
Javier E.M. Serna.............................................................      30,000        9.01      7/17/08
                                                                                    72,000        8.69     12/10/08
Dan L. Cooke..................................................................      30,000        9.01      7/17/08
                                                                                    60,000        8.69     12/10/08
Executive Group (12 persons)..................................................   3,540,000      8.69 -    7/17/08 -
                                                                                                  9.01      3/01/09
Non-Executive Director Group..................................................           0         N/A          N/A
Non-Executive Officer Employee Group (61 persons).............................     274,000      8.69 -    7/17/08 -
                                                                                                  9.01     12/10/08

    The closing price of a share of the Common Stock on March 25, 1999 was $8.38.

    In general, 25% of the shares subject to an Option vest on the date of grant, and an additional 25% become vested on each of the first three anniversaries thereof. With the exception of the shares subject to an Option granted to Mr. Sardas and Mr. Wellborn, 33 1/3% of the shares subject to an Option granted on July 17, 1998 vest on each of December 31, 1999, December 31, 2000 and December 31, 2001. Fifty percent (50%) of the shares subject to the options granted to Mr. Sardas and Mr. Wellborn on July 17, 1998 become vested on each of December 31, 2000 and December 31, 2001. One hundred percent (100%) of the shares subject to an Option granted to the Executive Group on December 10, 1998 vest on December 31, 2001. Upon a termination of employment, generally an Optionee forfeits his or her unvested options. In the case of Mr. Sardas and Mr. Wellborn, in the event his employment is terminated by the Company without "cause" or by Mr. Sardas or Mr. Wellborn with "good reason," 100% of such Options shall become vested and remain exercisable through the remainder of its ten year term.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Options awarded under the 1998 Amended and Restated Stock Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

    An Optionee will not recognize any taxable income upon the grant of a nonqualified option and the Company will not be entitled to a tax deduction with respect to such grant. Upon exercise of a nonqualified Option, the excess of the fair market value of the Common Stock on the exercise date over the exercise price will be taxable as compensation income to the Optionee. Subject to the Optionee including such excess amount in income or the Company satisfying applicable reporting requirements, the Company should be entitled to a tax deduction in the amount of such compensation income. The Optionee's tax basis for the Common Stock received pursuant to the exercise of an Option will equal the sum of the compensation income recognized and the exercise price.

    In the event of a sale of the Common Stock received upon the exercise of a nonqualified Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months after exercise.

    Generally, an Optionee should not recognize taxable income at the time of grant or exercise of an incentive stock option and the Company should not be entitled to a tax deduction with respect to such grant or exercise. The exercise of an incentive stock option generally will give rise to an item of tax preference that may result in alternative minimum tax liability for the Optionee.

    A sale or other disposition by an Optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such Optionee and more than two years after the date of grant of the incentive stock option should result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the Optionee with no deduction being allowed to the Company, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months after exercise. Upon a sale or other disposition of shares acquired upon the exercise of an incentive stock option within one year after the transfer of the shares to the Optionee or within two years after the date of grant of the incentive stock option (including the delivery of such shares in payment of the exercise price of another incentive stock option within such period), any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the Option and (ii) the amount realized on such disqualifying sale or other disposition of the shares, over (b) the exercise price of such shares, should constitute ordinary income to the Optionee and the Company should be entitled to a deduction in the amount of such income. The excess, if any, of the amount realized on a disqualifying sale over the fair market value of the shares at the time of the exercise of the Option generally will constitute short-term or long-term capital gain, depending on whether the shares have been held for at least twelve months after the date of exercise.

    Special rules may apply to Optionees who are subject to Section 16 of the Exchange Act.

    Under certain circumstances the accelerated vesting or exercise of Options in connection with a change of control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    Section 162(m) of the Code generally disallows a Federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. The Company has established and administered the 1998 Amended and Restated Stock Option Plan with the intention that compensation attributable to Options granted thereunder with an exercise price no less than the fair market value of the underlying shares of the Common Stock on the date of grant would not be subject to the deduction limitation.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

                       PROPOSAL TO APPROVE THE COMPANY'S
                       1999 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

    The Company is seeking stockholder approval of the Company's 1999 Employee Stock Purchase Plan (the "1999 Employee Stock Purchase Plan"). On February 18, 1999, the Company's Board of Directors adopted the 1999 Employee Stock Purchase Plan, subject to approval by the Company's stockholders.

    The 1999 Employee Stock Purchase Plan provides a method whereby employees of the Company and its Eligible Subsidiary Corporations will have an opportunity to acquire a proprietary interest in the

Company through the purchase of shares of the Common Stock. Only non-officer employees shall be eligible to participate in the 1999 Employee Stock Purchase Plan.

    The Board's adoption of the 1999 Employee Stock Purchase Plan is subject to approval by the holders of a majority of the shares of Common Stock present and represented at the Annual Meeting. If the 1999 Employee Stock Purchase Plan is not so approved, the 1999 Employee Stock Purchase Plan shall not become effective.

    It is the intention of the Company that the 1999 Employee Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the 1999 Employee Stock Purchase Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    The 1999 Employee Stock Purchase Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended.

DESCRIPTION OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

    The following is a summary description of the 1999 Employee Stock Purchase Plan. You should carefully review the 1999 Employee Stock Purchase Plan, a copy of which is attached as Appendix B, for a more detailed description of the 1999 Employee Stock Purchase Plan. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the 1999 Employee Stock Purchase Plan.

NATURE AND PURPOSE

    The purpose of the 1999 Employee Stock Purchase Plan is to strengthen the Company by providing a method whereby eligible employees have the opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. These purchases are made through regular payroll deductions.

ELIGIBILITY AND PARTICIPATION

    Each non-officer employee who has completed six consecutive months of full-time employment with the Company or a Subsidiary Corporation and who is employed by the Company or an Eligible Subsidiary Corporation on a full-time basis may participate in the 1999 Employee Stock Purchase Plan with respect to Offerings commencing after such six-month period. An eligible employee may become a participant by completing and filing an authorization for payroll deductions on the form provided by the Company prior to the Offering Commencement Date for the next following Offering.

STOCK SUBJECT TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN

    The Board has reserved initially 500,000 shares of Common Stock for issuance under the 1999 Employee Stock Purchase Plan, which shares shall be authorized but unissued.

OFFERINGS

    The 1999 Employee Stock Purchase Plan will be implemented by two offerings of the Common Stock during each twelve-month period (the "Offerings"). An Offering will begin on each July 1 and end on each December 31 and begin on each January 1 and end on each June 30. The first day of an Offering is the "Offering Commencement Date" and the last day is the "Offering Termination Date."

PAYROLL DEDUCTIONS

    A participant may elect to deduct up to ten percent (10%) of his or her gross cash wage, salary and overtime earnings (excluding bonus payments, expense allowances and non-cash compensation) for each pay period during an Offering. These payroll deductions will be credited to an account established for that participant.

    A participant may elect to reduce or increase future payroll deductions. The effective date of any such increase or reduction will be the first day of the next Offering following processing of the change form. A participant may increase or reduce the amount of his or her payroll deductions only once with respect to any Offering.

    No interest will be paid or allowed on any payroll deductions paid into the 1999 Employee Stock Purchase Plan or credited to the account of or distributed to any participant.

GRANTING OF OPTIONS

    On each Offering Commencement Date, each participant will be deemed to have been granted an option to purchase a maximum number of shares of Common Stock the fair market value of which is equal to (i) that percentage of the participant's Compensation which the participant has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the participant's Compensation during the Offering then divided by (iii) the applicable Offering Price. The maximum number of shares of Common Stock that a participant may purchase pursuant to an Offering is 3,000.

    The Offering Price is the lower of: (a) 85% of the closing price of the stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NYSE; or (b) 85% of the closing price on the Offering Termination Date for such Offering or the nearest prior business day on which trading occurred on the NYSE.

EXERCISE OF OPTIONS

    Each participant's option for the purchase of stock will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the time will purchase at the applicable Offering Price.

    Fractional shares of Common Stock will not be issued under the 1999 Employee Stock Purchase Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded as described below, will be held for the purchase of Common Stock in the next following Offering, without interest.

    As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver, in certified or in book entry form, to each participant in such Offering, as appropriate, the shares of Common Stock purchased therein upon exercise of such participant's option. The Company may require a participant to dispose of the shares of Common Stock acquired pursuant to the 1999 Employee Stock Purchase Plan through one or more brokers designated by the Company.

TERMINATION OF PARTICIPATION/WITHDRAWAL

    Generally, participants are not permitted to withdraw any amounts from the accumulated payroll deductions in his or her account. However, a participant's accumulated payroll deductions will be refunded to the participant as and to the extent specified below upon termination of participation in the 1999 Employee Stock Purchase Plan.

    A participant may stop participating in the 1999 Employee Stock Purchase Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the participant's Compensation during such Offering or thereafter, unless and until such participant elects to resume participation. Such participant's payroll deductions accumulated prior to processing of such notice to stop participation shall be applied toward purchasing full shares of Common Stock in the then-current Offering. Any cash balance remaining after the purchase of shares in such Offering shall be refunded promptly to such participant. A participant may elect to resume participation in the 1999 Employee Stock Purchase Plan by providing written notice to the Plan Representative. Such election to resume participation shall be effective as of the first Offering commencing following the processing of such election.

    A participant's withdrawal from any Offering will not have any effect upon such participant's eligibility to participate in any succeeding Offering.

TERMINATION OF EMPLOYMENT

    Upon termination of a participant's employment with the Company or any Eligible Subsidiary Corporation (as the case may be) for any reason, including retirement or death, the participant's payroll deductions accumulated prior to such termination, if any, will be applied toward purchasing full shares of Common Stock in the then-current Offering, and any cash balance remaining after the purchase of shares in such Offering will be refunded to him or her, or, in the case of his or her death, to the person or persons entitled thereto, and his or her participation in the 1999 Employee Stock Purchase Plan will be terminated.

RIGHTS AS A STOCKHOLDER

    No participant will have any interest in shares of Common Stock covered by any option held by such participant until such option has been exercised.

    The Board of Directors of the Company may require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of such option shall have been duly listed, upon official notice of issuance, upon a stock exchange or market, and that either: (a) a registration statement under the Securities Act, with respect to said shares shall be effective, or (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

ADMINISTRATION

    A committee consisting solely of no fewer than two "non-employee directors" (as defined in Rule 16b-3(a)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) appointed by the Board (the "Compensation Committee") will administer the 1999 Employee Stock Purchase Plan. Subject to the express provisions of the 1999 Employee Stock Purchase Plan, the Compensation Committee has the authority to interpret and construe any and all provisions of the 1999 Employee Stock Purchase Plan, to adopt rules and regulations for administering the 1999 Employee Stock Purchase Plan, and to make all other determinations deemed necessary or advisable for administering the 1999 Employee Stock Purchase Plan. The Compensation Committee's determination of the foregoing matters will be conclusive. In addition, the Board may from time to time appoint members of the Compensation Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Compensation Committee.

TRANSFERABILITY

    Neither payroll deductions credited to any participant's account nor any option or rights with regard to the exercise of an option or the receipt of Common Stock under the 1999 Employee Stock Purchase Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the 1999 Employee Stock Purchase Plan.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    If, while any options are outstanding under the 1999 Employee Stock Purchase Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Compensation Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Option Price applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings shall also be proportionately adjusted. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the 1999 Employee Stock Purchase Plan will thereafter be entitled to receive at the next Offering Termination Date (including the date of termination of the plan), upon the exercise of such option, for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction.

AMENDMENT AND TERMINATION

    The Board of Directors of the Company shall have complete power and authority to terminate or amend the 1999 Employee Stock Purchase Plan; provided, however, that no termination, modification, or amendment of the 1999 Employee Stock Purchase Plan may, without the consent of a participant then having an option under the 1999 Employee Stock Purchase Plan to purchase shares of Common Stock, adversely affect the rights of such participant under such option, except that the foregoing shall not prohibit the Company from terminating the 1999 Employee Stock Purchase Plan at any time (including during an Offering) and applying the amounts theretofore withheld from participants to the purchase of shares of Common Stock as if the termination date of the 1999 Employee Stock Purchase Plan were an Offering Termination Date.

                        FEDERAL INCOME TAX CONSEQUENCES

    Common Stock is acquired upon exercise of options with after-tax dollars. However, the 15% discount at which the options are granted and any stock appreciation are tax-deferred until sale of the shares of stock. If a participant sells the Common Stock acquired upon exercise of an option at least two years after the grant date, any profit up to the amount of the 15% discount will be taxable as ordinary income, and any further profit will be taxable as a long-term capital gain. Any loss will be treated as a long-term capital loss.

    If a participant sells the Common Stock acquired upon exercise of an option sooner, the full amount of the discount will be taxable as ordinary income in the year of the sale (regardless of the market price at the time of the sale). Any additional profit received above the amount of the 15% discount will be taxable as a capital gain (short-term if held for one year or less, or long-term if held more than one year). If a participant sells the shares of Common Stock at a price which is less than the fair market value of the shares at the date of purchase, he or she will have a capital loss equal to the amount by which the purchase date fair market value exceeds the sale price.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

    Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP, independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 31, 1999 and to perform such other services as may be required of them. Ernst & Young LLP has served as auditors for the Company since 1980. The Board of Directors has directed that management submit the appointment of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

    Proxies will be voted FOR ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1999, unless otherwise specified in the proxy. The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as independent auditors.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

                       STOCKHOLDER PROPOSALS FOR THE 2000
                         ANNUAL MEETING OF STOCKHOLDERS

    Stockholders may present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting of stockholders. To be considered, proposals must be submitted on a timely basis. Proposals for the 2000 Annual Meeting of Stockholders must be received by the Company no later than December 17, 1999. Proposals, as well as any questions related thereto, should be submitted in writing to the Secretary of the Company. Proposals may be included in the proxy statement for the 2000 Annual Meeting of Stockholders if they comply with certain rules and regulations promulgated by the SEC and in connection with certain procedures described in the Company's By-Laws, a copy of which may be obtained from the Secretary of the Company.

                                 OTHER MATTERS

    The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the same with respect to any such matter in accordance with their best judgment.

    The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for fiscal 1998, as filed with the SEC (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to Mark A. Solls, Secretary, 7834 C.F. Hawn Freeway, Dallas, TX 75217.

                                          By order of the Board of Directors,

                                          /s/ Mark A. Solls

                                          Mark A. Solls

                                          SECRETARY

Dallas, Texas
March 31, 1999

                                                                      APPENDIX A
                          DAL-TILE INTERNATIONAL INC.
                           1998 AMENDED AND RESTATED
                               STOCK OPTION PLAN

                                   ARTICLE 1
                                    GENERAL

    1.1 PURPOSE. The purpose of this Dal-Tile International Inc. 1998 Amended and Restated Stock Option Plan (the "Plan") is to provide for certain key employees of Dal-Tile International Inc. ("Dal-Tile"), a Delaware corporation, its successors and assigns and its subsidiaries and affiliates (collectively, the "Company"), an incentive (i) to join and remain in the service of the Company, (ii) to maintain and enhance the long-term performance and profitability of the Company and (iii) to acquire a proprietary interest in the success of the Company. The grant and exercise of Options under the Plan is intended to meet the requirements of Rule 16b-3 of the 1934 Act (as hereinafter defined) at all times during which the Company and its Insiders (as hereinafter defined) are subject to the requirements of Section 16 of the 1934 Act.

    1.2  DEFINITION OF CERTAIN TERMS.

    (a) "Agreement" means an agreement issued pursuant to Section 2.1.

    (b) "Board" means the Board of Directors of Dal-Tile.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) "Committee" means the Committee appointed to administer the Plan in accordance with Section 1.3.

    (e) "Common Stock" means the shares of common stock, par value $.01 per share, of Dal-Tile and, subject to Section 2.5, any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

    (f) "Date of Grant" means the date as of which an Option is granted by the Committee under an Agreement.

    (g) "Fair Market Value" per share as of a particular date means (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

    (h) "Insider" means an insider as so defined for purposes of Section 16 of the 1934 Act.

    (i) "Option" means any incentive stock option or nonqualified stock option, both as described in Section 1.5, granted under the Plan.

    (j) "Optionee" means an employee of the Company who has been awarded any Option under this Plan.

    (k) The terms "parent corporation" and "subsidiary corporation" as used herein shall have the meaning given those terms in Code section 425(e) and (f), respectively. A corporation shall be deemed a parent or a subsidiary only for such periods during which the requisite ownership relationship is maintained.

    (l) "Plan" means this Dal-Tile International Inc. 1998 Amended and Restated Stock Option Plan and any predecessor plan.

   (m) "Termination With Cause," with respect to any Optionee, means, except as otherwise provided in an Agreement, termination by the Company of such Optionee's employment for: (i) misappropriation of corporate funds, (ii) conviction of a crime, (iii) willful violation of written directions of the Chief Executive Officer or the Board of Directors of the Company; or (iv) gross negligence and willful misconduct.

    (n) "1934 Act" means the Securities Exchange Act of 1934, as amended.

    1.3  ADMINISTRATION.

    (a) (i) Subject to Section 1.3(e), the Plan shall be administered by a committee of the Board which shall consist of at least two members of the Board and which shall have the power of the Board to authorize awards under the Plan. At all times during which Dal-Tile and its Insiders are subject to the requirements of Section 16 of the 1934 Act, all members of the Committee shall be "Non-Employee Directors" as described in Rule 16b-3 of the 1934 Act. All members of the Committee or a subcommittee shall be "outside directors" for purposes of Section 162(m) of the Code with respect to any optionees whose compensation may be subject to the deductibility limitations of Section 162(m) of the Code. The members of the Committee shall be appointed by, and may be changed from time to time at the discretion of, the Board.

    (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and (vi) to grant Options on such terms, not inconsistent with the Plan, as it shall determine.

    (c) The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive.

    (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

    (e) Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the term "Committee" as used herein shall be deemed to mean the Board.

    1.4 PERSONS ELIGIBLE FOR AWARDS. Awards under the Plan may be made from time to time to such key employees of the Company as the Committee shall in its sole discretion select, provided, however, that subject to Section 3.4, the Committee may not award Options to any such employee with respect to more than 6,000,000 shares of Common Stock in any fiscal year during the term of the Plan.

    1.5 TYPES OF AWARDS UNDER THE PLAN. Awards may be made under the Plan in the form of (a) stock options which may, in the Committee's discretion, be granted either as (i) nonqualified stock options subject to the provisions of section 83 of the Code or (ii) incentive stock options described in section 422 of the Code, all as more fully set forth in Article 2.

    1.6  SHARES AVAILABLE FOR AWARDS.

    (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), as of any date, the total number of shares of Common Stock with respect to which Options may be outstanding under the Plan shall be equal to the excess (if any) of (i) 10,586,425 shares over (ii) the sum of (A) the number of shares subject to outstanding Options granted under the Plan and (B) the number of shares previously transferred pursuant to the exercise of Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, but subject to the requirements of Rule 16b-3 of the 1934 Act, if applicable, shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

    (b) Shares that are issued upon the exercise of Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.

    (c) Without limiting the generality of the preceding provisions of this
Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

    1.7 OPTION PRICE. Except as the Committee may otherwise provide, the exercise price of each Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option as of the Date of Grant.

                                   ARTICLE 2
                                 STOCK OPTIONS

    2.1  AGREEMENTS EVIDENCING STOCK OPTIONS.

    (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and, in the case of incentive stock options, of section 422 of the Code, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of such Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of such Option as the Committee may in its sole discretion determine. By accepting an award pursuant to the Plan each Optionee shall thereby agree that each such award shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

    (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

    (c) Each Agreement relating to Options shall set forth the amount payable by the Optionee to Dal-Tile upon exercise of the Option evidenced thereby, subject to adjustment by the Committee to reflect changes in capitalization as contemplated by Section 3.4.

    (d) An Option granted under this Plan shall be an incentive stock option only if the relevant Agreement by its terms (i) expressly sets forth the rules described in Sections 2.8 and 2.9 hereof, and (ii) expressly states that it is intended to qualify as an incentive stock option. Any Option granted under this Plan which does not satisfy the foregoing requirements of this Section 2.1(d) is intended to be a nonqualified stock option subject to the provisions of section 83 of the Code, and is intended not to qualify for incentive stock option treatment under section 422 of the Code.

    2.2  TERM OF OPTIONS.

    (a) Each Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, and any vesting provisions applicable to the Option, such terms to be determined by the Committee in its discretion; provided that, notwithstanding the foregoing or any other provision of the Plan, no Agreement shall permit an incentive stock option to be exercisable more than 10 years after the Date of Grant.

    (b) Each Agreement shall set forth such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

    2.3 EXERCISE OF OPTIONS. Subject to the provisions of this Article 2, each Option granted under the Plan shall be exercisable as follows:

    (a) An Option shall become exercisable at such times and subject to such conditions as the applicable Agreement or the Committee may otherwise provide.

    (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Option shall then be exercisable.

    (c) An Option shall be exercised by the filing of a written notice of exercise with Dal-Tile, on such form and in such manner as the Committee shall in its sole discretion prescribe.

    (d) Any written notice of exercise of an Option shall be accompanied by payment of the exercise price for the shares being purchased. Except as the Committee may otherwise provide, such payment shall be made by certified or official bank check payable to Dal-Tile (or the equivalent thereof, including shares of Common Stock). As soon as practicable after receipt of such payment, Dal-Tile shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.

    2.4  TERMINATION OF OPTIONS.

    (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement or the Committee may otherwise provide and as set forth in Section 2.4(b) and Section 2.4(d), all incentive stock options and nonqualified stock options granted to an Optionee (and already vested but not yet exercised) shall terminate on the earliest to occur of the expiration of the term of the Option and the date which is 45 days after termination of his employment with the Company for any reason (one year after termination by reason of death, disability or retirement at or after the Optionee's sixty-fifth birthday or at such earlier retirement age as may be approved by the Committee).

    (b) Notwithstanding anything to the contrary in this Plan, all Options granted to an Optionee shall immediately expire and cease to be exercisable and all rights granted to an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

    (c) Unless the applicable Agreement or the Committee expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:

                                                                                    CUMULATIVE
                                                                                   PERCENTAGE OF
                                  VESTING DATE                                     TOTAL SHARES
--------------------------------------------------------------------------------  ---------------
On the date of the applicable Agreement.........................................            25%
On the first anniversary of the date of the Agreement...........................            50%
On the second anniversary of the date of the Agreement..........................            75%
On the third anniversary of the date of the Agreement...........................           100%

    The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement or otherwise and may provide different vesting schedules in different Agreements in its sole discretion. Except as set forth in an Agreement or as the Committee may provide, in the event that an Optionee's employment with the Company is terminated for any reason prior to the date on which the

Optionee's right to exercise the Options has fully vested pursuant to this
Section 2.4(c), the Options will immediately cease to be exercisable with respect to any and all shares which have not vested as of the date of such termination.

    2.5 Unless otherwise determined by the Committee coincident with the grant of an Option or subsequently, in the event of a Transaction which does not also constitute a Non-Control Transaction (as hereinafter defined), the Options shall vest and each Optionee shall be entitled to receive in respect of each share of Common Stock subject to his Options (whether or not vested), upon exercise, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of each share. In the event of a Non-Control Transaction, each Optionee shall be entitled to receive in respect of each share of Common Stock subject to his Options, upon exercise of such Options after the vesting thereof, the same kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Non-Control Transaction in respect of a share. Unless otherwise determined by the Committee, Options will not automatically vest upon the occurrence of a Non-Control Transaction.

    "Transaction" means, except as otherwise provided in an Agreement (i) the approval by stockholders of the liquidation or dissolution of the Company, (ii) a sale or other disposition of 80% or more of the outstanding voting stock of the Company, or (iii) the merger or consolidation of the Company with or into any entity. "Non-Control Transaction" means (i) a merger or consolidation in which the Company is the surviving corporation and the shares of its outstanding Common Stock are not changed into other securities or property pursuant to such merger or consolidation, (ii) a merger or consolidation with an affiliate of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock immediately prior to such merger or consolidation will own a majority of the outstanding shares of voting stock of the surviving corporation, or (iii) a sale or other disposition of capital stock of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock of the Company immediately prior to such sale will own a majority of the outstanding shares of voting stock of the purchasing entity. Notwithstanding anything in the Plan, the merger of DTI Merger Company with and into Dal-Tile (the "Merger"), pursuant to which Dal-Tile is the surviving corporation, shall not affect the operation of the Plan in any manner whatsoever, and, in particular, shall not be or be deemed to be a Transaction and immediately subsequent to the Merger each Option shall continue to be exercisable for Class A common stock, par value $.01 per share, of Dal-Tile.

    2.6 RULE 16B-3. Notwithstanding anything in the Plan to the contrary, the Plan shall be administered, and Options shall be granted and exercised, in accordance with the 1934 Act and, specifically, Rule 16b-3 thereof.

    2.7  $100,000 LIMITATION ON ANNUAL VESTING OF INCENTIVE STOCK OPTIONS.

    (a) Subject to the further provisions of this Section 2.7, to the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (determined without regard to the provisions of this Section 2.7) are exercisable for the first time by any Optionee during any calendar year (under all plans of the Optionee's employer corporation and its parent and subsidiary corporations) exceeds $100,000 (or such limitation as set forth in
Section 422 of the Code as may be amended from time to time), such Options shall be treated as Options that are nonqualified stock options.

    (b) For purposes of Section 2.7(a), which shall be applied by taking options into account in the order in which they were granted, the Fair Market Value of any stock shall be determined as of the time the Option with respect to such stock is granted.

    (c) In applying the provisions of Section 2.7(a), there shall be taken into account solely (i) incentive stock options granted to an Optionee under this Plan, and (ii) incentive stock options granted to the Optionee after December 31, 1986 under all other stock option plans of his employer corporation, and its parent or subsidiary corporations.

    (d) The foregoing provisions of this Section 2.7 shall in no way limit or restrict the aggregate Fair Market Value of the stock which may be acquired in any calendar year upon the exercise of nonqualified stock options granted under the Plan or under any other stock option plan of the Optionee's employer corporation, or its parent or subsidiary corporations.

    2.8 SPECIAL RULES FOR 10% STOCKHOLDERS. Notwithstanding any provisions to the contrary, an incentive stock option may not be granted under this Plan to an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422 of the Code) unless (a) at the time such incentive stock option is granted the Option exercise price is at least 110% of the Fair Market Value of the shares subject to the incentive stock option and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date such incentive stock option is granted.

                                   ARTICLE 3
                                 MISCELLANEOUS

    3.1  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

    (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made, provided, further, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders.

    (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Agreements with such Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised or (ii) extend the scheduled expiration date of the Option.

    3.2 NONASSIGNABILITY. Except as the Committee may otherwise provide, no right granted to any Optionee under the Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. Except as the Committee may otherwise provide, during the life of the Optionee, all rights granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

    3.3  WITHHOLDING OF TAXES.

    (a) The Company shall be entitled to withhold from any payments to an Optionee an amount sufficient to satisfy any federal, state and other governmental tax required to be withheld in connection with the exercise of an Option. Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an Option, Dal-Tile shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related thereto.

    (b) DISPOSITION OF INCENTIVE STOCK OPTIONS. If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Optionee pursuant to the exercise of an Option granted as an incentive stock option within the two-year period commencing on the date after the Date of Grant or within the one-year period commencing on the date after the date of transfer of such share or shares of Common Stock to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify Dal-Tile thereof, by delivery of written notice to Dal-Tile at its principal executive office.

    3.4 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number of shares of Common Stock or other stock or securities which may be issued pursuant to the exercise of Options granted under the Plan in the aggregate and to any Optionee and the exercise price of Options shall be equitably adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend or extraordinary cash dividend after the effective date of this Plan, or other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by Dal-Tile; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. Adjustments under this Section 3.4 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

    3.5 RIGHT OF DISCHARGE RESERVED. Nothing in this Plan or in any Agreement shall confer upon any employee or other person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such employee or other person.

    3.6 NO RIGHTS AS A STOCKHOLDER. No Optionee or other person holding an Option shall have any of the rights of a stockholder of Dal-Tile with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

    3.7  NATURE OF PAYMENTS.

    (a) Any and all payments of shares of Common Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company.

    (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or (ii) any agreement between the Company and the Optionee.

    3.8 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to (i) the persons to receive awards under the Plan, and (ii) the terms and provisions of awards under the Plan.

    3.9 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

    3.10  RESTRICTIONS.

    (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

    (b) The term "Consent" as used herein with respect to any Plan Action means
(i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

    3.11 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

    3.12 INTERPRETATION. Unless expressly stated in the relevant Agreement, each Option is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) and the Committee shall interpret the Plan accordingly.

    3.13  EFFECTIVE DATE AND TERM OF PLAN.

    (a) The 1998 Amended and Restated Stock Option Plan was approved by the Board effective as of July 17, 1998, subject to approval of the Plan by a majority of the voting stockholders of the Company.

    (b) The Plan shall terminate 10 years after its adoption by the Board, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

                                                                      APPENDIX B
                          DAL-TILE INTERNATIONAL INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I
                                  INTRODUCTION

    1.01 PURPOSE. The Dal-Tile International Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Dal-Tile International Inc. (the "Company") and its Eligible Subsidiary Corporations (as defined below) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock (as defined below).

    1.02 RULES OF INTERPRETATION. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II
                                  DEFINITIONS

    2.01  "CODE" shall have the meaning set forth in Section 1.02.

    2.02  "COMPANY" shall have the meaning set forth in Section 1.01.

    2.03 "COMPENSATION" shall mean the gross cash compensation (including wage, salary and overtime earnings) paid by the Company or any Eligible Subsidiary Corporation to a participant in accordance with the terms of employment, but excluding all bonus payments, expense allowances and compensation paid in a form other than cash.

    2.04  "COMMITTEE" shall have the meaning set forth in Section 11.01.

    2.05 "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.

    2.06 "ELIGIBLE SUBSIDIARY CORPORATION" shall mean each Subsidiary Corporation the employees of which are entitled to participate in the Plan, as listed or referred to on Schedule 2.04 hereto.

    2.07  "EMPLOYEE" shall have the meaning set forth in Section 3.01.

    2.08  "OFFERING COMMENCEMENT DATE" shall have the meaning set forth in
Section 4.02.

    2.09  "OFFERING PRICE" shall have the meaning set forth in Section 6.02.

    2.10  "OFFERING TERMINATION DATE" shall have the meaning set forth in
Section 4.02.

    2.11  "OFFERINGS" shall have the meaning set forth in Section 4.02.

    2.12  "PLAN" shall have the meaning set forth in Section 1.01.

    2.13 "PLAN REPRESENTATIVE" shall mean the person designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to participation in the Plan.

    2.10 "SUBSIDIARY CORPORATION" shall mean any present or future corporation which (i) is or becomes a "subsidiary corporation" (as that term is defined in Section 424 of the Code) of the Company, and (ii) is designated as a participating employer in the Plan by the Committee.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

    3.01 INITIAL ELIGIBILITY. Each non-officer employee who shall have completed six consecutive months of full-time (I.E., more than twenty hours per week) employment with the Company and/or any Eligible Subsidiary Corporation shall be eligible to participate in Offerings which commence after such six-month period has concluded, provided he or she is employed on a full-time basis (I.E., more than twenty hours per week) by the Company or an Eligible Subsidiary Corporation as of the relevant Offering Commencement Date (any such eligible employee, an "Employee"). Persons who are not Employees shall not be eligible to participate in the Plan.

    3.02 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to purchase shares of Common Stock under the Plan:

    (a) if, immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) and Section 423(b)(3) of the Code shall apply in determining stock ownership of any Employee); or

    (b) which permits such Employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of the Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    3.03 COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant by completing an authorization for payroll deductions on the form provided by the Company and filing the completed form with the Plan Representative on or before the filing date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the next following Offering. Payroll deductions for a participant shall commence in the next payroll period following the Offering Commencement Date after the Employee's authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the participant's earlier termination of participation in the Plan. Each participant in the Plan shall be deemed to continue participation until termination of the Plan or such participant's earlier termination of participation in the Plan pursuant to Article VIII below.

                                   ARTICLE IV
                    STOCK SUBJECT TO THE PLAN AND OFFERINGS

    4.01 STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12.04, the Company's Board of Directors shall reserve initially for issuance under the Plan an aggregate of five hundred thousand (500,000) shares of Common Stock, which shares shall be authorized but unissued. The Company's Board of Directors may from time to time reserve additional shares of authorized and unissued Common Stock for issuance pursuant to the Plan; provided, however, that at no time shall the number of shares of Common Stock reserved be greater than permitted by applicable law.

    4.02 OFFERINGS. The Plan will be implemented by two offerings of the Common Stock during each twelve-month period (the "Offerings"). For so long as the Plan is in effect, an Offering will begin on January 1 and end on June 30 and begin on July 1 and end on December 31. The first day of an Offering shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering.

                                   ARTICLE V
                               PAYROLL DEDUCTIONS

    5.01 AMOUNT OF DEDUCTION. The form described in Section 3.03 will permit a participant to elect payroll deductions of any whole percentage from one percent (1%) through ten percent (10%) of such participant's Compensation for each pay period during an Offering.

    5.02 PARTICIPANT'S ACCOUNT. All payroll deductions made for a participant shall be credited to an account established for such participant under the Plan. A participant may not make any separate cash payment into such account.

    5.03 CHANGES IN PAYROLL DEDUCTIONS. A participant may reduce or increase future payroll deductions (within the limits described in Section 5.01) by filing with the Plan Representative a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next Offering following processing of the change form. A participant may increase or reduce the amount of his or her payroll deductions only once with respect to any Offering.

                                   ARTICLE VI
                               GRANTING OF OPTION

    6.01 NUMBER OF OPTION SHARES. On the Offering Commencement Date (for each Offering), each participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock the fair market value of which is equal to (i) that percentage of the Employee's Compensation which the Employee has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Employee's Compensation during the Offering then divided by (iii) the applicable Offering Price determined as provided in Section
6.02 below. Notwithstanding the foregoing, the maximum number of shares of Common Stock that a participant may purchase pursuant to an Offering is three thousand (3,000).

    6.02 OPTION PRICE. The option price of stock purchased with payroll deductions made during any Offering (the "Offering Price") for a participant therein shall be the lower of:

    (a) 85% of the closing price of the stock on the Offering Commencement Date for such Offering or the nearest prior business day on which trading occurred on the New York Stock Exchange; or

    (b) 85% of the closing price on the Offering Termination Date for such Offering or the nearest prior business day on which trading occurred on the New York Stock Exchange. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on each such date, as determined on such basis as shall be established or specified by the Committee.

                                  ARTICLE VII
                               EXERCISE OF OPTION

    7.01 AUTOMATIC EXERCISE. Subject to Section 6.01, each Plan participant's option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the time will purchase at the applicable Offering Price.

    7.02 WITHDRAWAL OF ACCOUNT. No participant in the Plan shall be entitled to withdraw any amount from the accumulated payroll deductions in his or her account; provided, however, that a participant's accumulated payroll deductions shall be refunded to the participant as and to the extent specified in Section
8.01 below upon termination of such participant's participation in the Plan.

    7.03 FRACTIONAL SHARES. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Section 7.02 above, will be held for the purchase of Common Stock in the next following Offering, without interest.

    7.04 EXERCISE OF OPTIONS. During a participant's lifetime, options held by such participant shall be exercisable only by such participant.

    7.05 DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant in such Offering, as appropriate, the shares of Common Stock purchased therein upon exercise of such participant's option. The Company may deliver such shares in certificated or book entry form, at the Company's sole election. The Company may require a participant to dispose of the shares of Common Stock acquired pursuant to the Plan through one or more brokers designated by the Company.

    7.06 STOCK TRANSFER RESTRICTIONS. The Plan is intended to satisfy the requirements of Section 423 of the Code. A participant will not obtain the benefits of this provision if such participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the applicable Offering Commencement Date.

                                  ARTICLE VIII
                                   WITHDRAWAL

    8.01 IN GENERAL. A participant may stop participating in the Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the participant's Compensation during such Offering or thereafter, unless and until such participant elects to resume participation. Such participant's payroll deductions accumulated prior to processing of such notice to stop participation shall be applied toward purchasing full shares of Common Stock in the then-current Offering as provided in Section 7.01 above. Any cash balance remaining after the purchase of shares in such Offering shall be refunded promptly to such participant. A participant may elect to resume participation in the Plan by providing written notice to the Plan Representative pursuant to
Section 3.03 above. Such election to resume participation shall be effective as of the first Offering commencing following the processing of such election.

    8.02 EFFECT ON SUBSEQUENT PARTICIPATION. A participant's withdrawal from any Offering will not have any effect upon such participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible.

    8.03 TERMINATION OF EMPLOYMENT. Upon termination of a participant's employment with the Company or any Eligible Subsidiary Corporation (as the case may be) for any reason, including retirement or death, the participant's payroll deductions accumulated prior to such termination, if any, shall be applied toward purchasing full shares of Common Stock in the then-current Offering, and any cash balance remaining after the purchase of shares in such Offering shall be refunded to him or her, or, in the case of his or her death, to the person or persons entitled thereto under Section 12.01, and his or her participation in the Plan shall be deemed to be terminated.

                                   ARTICLE IX
                                    INTEREST

    9.01 PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of or distributed to any participant.

                                   ARTICLE X
                                     STOCK

    10.01 PARTICIPANT'S INTEREST IN OPTION STOCK. No participant will have any interest in shares of Common Stock covered by any option held by such participant until such option has been exercised as provided in Section 7.01 above.

    10.02 REGISTRATION OF STOCK. Shares of Common Stock purchased by a participant under the Plan will be recorded in the books and records of the Company in the name of the participant.

    10.03 RESTRICTIONS ON EXERCISE. The Board of Directors of the Company may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of such option shall have been duly listed, upon official notice of issuance, upon a stock exchange or market, and that either:

    (a) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

    (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI
                                 ADMINISTRATION

    11.01 APPOINTMENT OF COMMITTEE. The Board of Directors of the Company shall appoint a committee (the "Committee") to administer the Plan, which shall consist solely of no fewer than two "non-employee directors" (as defined in Rule 16b-3(a)(3) promulgated under the Securities Exchange Act of 1934, as amended).

    11.02 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination of the foregoing matters shall be conclusive.

    11.03 RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE. The Board of Directors of the Company may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairman, shall hold its meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. All determinations of the Committee shall be made by a majority of its members. A decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE XII
                                 MISCELLANEOUS

    12.01 DESIGNATION OF BENEFICIARY. A participant may file with the Plan Representative a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Representative. Upon the death of a participant and receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and subject to Article VIII above concerning withdrawal from the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a participant lacking a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the participant, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the participant under the Plan.

    12.02 TRANSFERABILITY. Neither payroll deductions credited to any participant's account nor any option or rights with regard to the exercise of an option or the receipt of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Section 8.01.

    12.03 USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

    12.04  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

    (a) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Option Price applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted.

    (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date (including the date of termination of the Plan), upon the exercise of such option, for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors of the Company shall take such steps in connection with such transactions as it shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which each such holder of any such option might hereafter be entitled to receive.

    12.05 AMENDMENT AND TERMINATION. The Board of Directors of the Company shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors of the Company shall not, without the approval of the shareholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.04 above), or (ii) the class of employees eligible to receive options under the Plan, other than to designate additional Subsidiary Corporations as Eligible Subsidiary Corporations; and provided further, however, that no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Employee under such option, except that the foregoing shall not prohibit the Company from terminating the Plan at any time (including during an Offering) and applying the amounts theretofore withheld from participants to the purchase of shares of Common Stock as if the termination date of the Plan were an Offering Termination Date.

    12.06 EFFECTIVE DATE. The Plan shall become effective as of March 1, 1999, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the shareholders of the Company duly held within 12 months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

    12.07 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary Corporation, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary Corporation's right to terminate, or otherwise modify, any Employee's employment at any time.

    12.08 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

    12.09 GOVERNING LAW. The law of the State of Delaware will govern all matters relating to this Plan except to the extent superseded by the federal laws of the United States.

                                SCHEDULE 2.04 TO
                          DAL-TILE INTERNATIONAL INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN

                        ELIGIBLE SUBSIDIARY CORPORATIONS

1. Each Subsidiary Corporation organized under the laws of any of the states of the United States of America.